Exhibit 99.1

FOR IMMEDIATE RELEASE

NORWOOD FINANCIAL CORP

ANNOUNCES THIRD QUARTER EARNINGS

October 26, 2022 - Honesdale, Pennsylvania

James O. Donnelly, President and Chief Executive Officer of Norwood Financial Corp. (Nasdaq Global Market-NWFL) and its subsidiary, Wayne Bank, announced earnings for the three months ended September 30, 2022 of $8,109,000, which represents an increase of $1,128,000, or 16.2%, over the $6,981,000 earned in the same three-month period of 2021. The increase in earnings was due to a $1.2 million increase in net interest income, and a $750,000 reduction in the provision for loan losses during the three-months ended September 30, 2022. Earnings per share (fully diluted) were $1.00 in the three-months ended September 30, 2022, which represents an increase from the $0.85 earned in the same period of 2021. The annualized returns on average assets and average tangible equity for the current three-month period were 1.57% and 21.48%, respectively, compared to 1.36% and 15.78% for the three-month period ended September 30, 2021. Net income for the nine months ended September 30, 2022, totaled $22,093,000, which is $3,816,000, or 20.9%, higher than the same period of 2021. The increase in net income includes a $2,347,000 increase in net interest income, a $3,150,000 reduction in the provision for loan losses, and a $1,671,000 increase in total other income during the nine months ended September 30, 2022. Earnings per share (fully diluted) for the nine months ended September 30, 2022, totaled $2.71 per share compared to $2.23 per share in the same 2021 period.

Total assets as of September 30, 2022 were $2.019 billion, with loans receivable of $1.432 billion, deposits of $1.769 billion and stockholders’ equity of $158.8 million.

For the three months ended September 30, 2022, net interest income, on a fully taxable equivalent basis (fte), totaled $18,369,000, which represents an increase of $1,183,000, compared to the same period in 2021. A $157.7 million increase in average securities contributed to the increased income. Net interest margin (fte) for the 2022 period was 3.74%, compared to 3.61% for the similar period in 2021. Net interest income (fte) for the nine months ended September 30, 2022 totaled $51,734,000, an increase of $2,305,000, compared to the same period in 2021, due primarily to a $174.6 million increase in average securities. The net interest margin (fte) for the nine months ended September 30, 2022 was 3.52%, compared to 3.54% for the same period of 2021.

Total other income for the three months ended September 30, 2022 was $2,178,000, compared to $2,159,000 for the same period in 2021. For the nine months ended September 30, 2022, total other income was $8,006,000, compared to $6,335,000 in the same period of 2021. The increase was due primarily to income recognized on previously acquired purchased impaired loans that were carried at a discount.

Total other expenses were $10,139,000 for the three months ended September 30, 2022, compared to $9,623,000 in the same period of 2021. For the nine months ended September 30, 2022, total other expenses were $30,768,000, compared to $28,567,000 for the same period in 2021. The increase was due primarily to a $1,208,000 increase in salaries and employee benefit costs during the nine months ended September 30, 2022.

Mr. Donnelly commented, “Our results for the first nine months of 2022 reflect increasing net interest spreads due to rising interest rates, the higher level of interest earning assets, and reduced loan loss provisions related to our improved credit quality metrics. Our return on average assets for the nine months ended September 30, 2022 was 1.44%, our fully-diluted earnings per share improved 21.5% compared to the same nine-month period of last year, and our credit quality metrics remain strong, which should bode well for future performance. We appreciate the opportunity to serve our expanded base of stockholders and customers.”

Norwood Financial Corp is the parent company of Wayne Bank, which operates from fourteen offices throughout Northeastern Pennsylvania and fifteen offices in Delaware, Sullivan, Ontario, Otsego and Yates Counties, New York. The Company’s stock trades on the Nasdaq Global Market under the symbol “NWFL”.

Forward-Looking Statements

The Private Securities Litigation Reform Act of 1995 contains safe harbor provisions regarding forward-looking statements. When used in this discussion, the words “believes”, “anticipates”, “contemplates”, “expects”, and similar expressions are intended to identify forward-looking statements. Such statements are subject to certain risks and uncertainties, which could cause actual results to differ materially from those projected. Those risks and uncertainties include changes in federal and state laws, changes in interest rates, the risks and uncertainty posed by, and the effect and impact of, the COVID-19 pandemic on the economy and the Company’s results of operation and financial condition, the ability to control costs and expenses, demand for real estate, government fiscal and trade policies, cybersecurity and general economic conditions. The Company undertakes no obligation to publicly release the results of any revisions to those forward-looking statements which may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Non-GAAP Financial Measures

This release references tax-equivalent net interest income, which is a non-GAAP (Generally Accepted Accounting Principles) financial measure. Tax-equivalent net interest income was derived from GAAP interest income and net interest income using an assumed tax rate of 21%. We believe the presentation of net interest income on a tax-equivalent basis ensures comparability of net interest income arising from both taxable and tax-exempt sources and is consistent with industry practice.

The following reconciles net interest income to net interest income on a fully taxable-equivalent basis:

(dollars in thousands)	Three months ended September 30		Nine months ended September 30
	2022	2021	2022	2021
Net interest income	$18,170	$16,989	$51,164	$48,817
Tax equivalent basis adjustment using 21% marginal tax rate	199	197	570	612

Net interest income on a fully taxable equivalent basis	$18,369	$17,186	$51,734	$49,429

This release also references average tangible equity, which is also a non-GAAP financial measure. Average tangible equity is calculated by deducting average goodwill and other intangible assets from average stockholders’ equity. The Company believes that disclosure of tangible equity ratios enhances investor understanding of our financial position and improves the comparability of our financial data.

The following reconciles average equity to average tangible equity:

	Three months ended September 30		Nine months ended September 30
(dollars in thousands)	2022	2021	2022	2021
Average equity	$179,398	$205,848	$187,183	$201,102
Average goodwill and other intangibles	(29,605)	(29,712)	(29,630)	(29,757)

Average tangible equity	$149,793	$176,136	$157,553	$171,345

Contact:	William S. Lance

Executive Vice President &

Chief Financial Officer

NORWOOD FINANCIAL CORP

570-253-8505

www.waynebank.com

NORWOOD FINANCIAL CORP.

Consolidated Balance Sheets

(dollars in thousands, except share and per share data)

(unaudited)

	September 30
	2022	2021
ASSETS
Cash and due from banks	$23,092	$28,353
Interest-bearing deposits with banks	17,785	191,580

Cash and cash equivalents	40,877	219,933

Securities available for sale	427,287	361,988
Loans receivable	1,432,288	1,371,002
Less: Allowance for loan losses	16,931	16,103

Net loans receivable	1,415,357	1,354,899
Regulatory stock, at cost	2,220	3,898
Bank premises and equipment, net	17,427	17,364
Bank owned life insurance	43,169	39,864
Foreclosed real estate owned	346	1,876
Accrued interest receivable	6,303	6,049
Goodwill	29,266	29,266
Other intangible assets	329	434
Other assets	36,289	18,120

TOTAL ASSETS	$2,018,870	$2,053,691

LIABILITIES
Deposits:
Non-interest bearing demand	$453,560	$442,534
Interest-bearing	1,315,236	1,279,988

Total deposits	1,768,796	1,722,522
Short-term borrowings	71,754	78,246
Other borrowings	—	33,136
Accrued interest payable	1,425	1,341
Other liabilities	18,046	15,838

TOTAL LIABILITIES	1,860,021	1,851,083

STOCKHOLDERS’ EQUITY
Preferred Stock, no par value per share, authorized 5,000,000 shares	—	—
Common Stock, $.10 par value per share, authorized: 20,000,000 shares, issued: 2022: 8,275,901 shares, 2021: 8,245,951 shares	828	825
Surplus	96,785	96,100
Retained earnings	125,243	105,668
Treasury stock, at cost: 2022: 130,046 shares, 2021: 51,568 shares	(3,442)	(1,423)
Accumulated other comprehensive (loss) income	(60,565)	1,438

TOTAL STOCKHOLDERS’ EQUITY	158,849	202,608

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$2,018,870	$2,053,691

NORWOOD FINANCIAL CORP.

Consolidated Statements of Income

(dollars in thousands, except per share data)

(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
INTEREST INCOME
Loans receivable, including fees	$17,114	$16,859	$48,203	$49,107
Securities	2,473	1,468	6,564	3,936
Other	245	72	504	174

Total Interest income	19,832	18,399	55,271	53,217

INTEREST EXPENSE
Deposits	1,557	1,167	3,699	3,627
Short-term borrowings	88	71	196	214
Other borrowings	17	172	212	559

Total Interest expense	1,662	1,410	4,107	4,400

NET INTEREST INCOME	18,170	16,989	51,164	48,817
PROVISION FOR LOAN LOSSES	$—	750	600	3,750

NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	18,170	16,239	50,564	45,067

OTHER INCOME
Service charges and fees	1,346	1,485	4,292	4,268
Income from fiduciary activities	219	209	634	550
Net realized gains on sales of securities	—	35	—	56
Gains on sales of loans, net	1	39	1	177
Gains on sales of foreclosed real estate owned	—	31	427	31
Earnings and proceeds on life insurance policies	267	200	892	767
Other	345	160	1,760	486

Total other income	2,178	2,159	8,006	6,335

OTHER EXPENSES
Salaries and employee benefits	5,553	5,491	16,824	15,616
Occupancy, furniture and equipment	1,191	1,163	3,704	3,568
Data processing and related operations	736	594	2,031	1,760
Taxes, other than income	240	229	773	763
Professional fees	354	189	1,336	1,072
FDIC Insurance assessment	143	177	468	512
Foreclosed real estate	4	16	66	58
Amortization of intangibles	24	28	78	96
Other	1,894	1,736	5,488	5,122

Total other expenses	10,139	9,623	30,768	28,567

INCOME BEFORE TAX	10,209	8,775	27,802	22,835
INCOME TAX EXPENSE	2,100	1,794	5,709	4,558

NET INCOME	$8,109	$6,981	$22,093	$18,277

Basic earnings per share	$1.00	$0.85	$2.71	$2.23

Diluted earnings per share	$1.00	$0.85	$2.71	$2.23

NORWOOD FINANCIAL CORP.

Financial Highlights (Unaudited)

(dollars in thousands, except per share data)

For the Three Months Ended September 30	2022	2021
Net interest income	$18,170	$16,989
Net income	8,109	6,981

Net interest spread (fully taxable equivalent)	3.61%	3.49%
Net interest margin (fully taxable equivalent)	3.74%	3.61%
Return on average assets	1.57%	1.36%
Return on average equity	17.93%	13.50%
Return on average tangible equity	21.48%	15.78%
Basic earnings per share	$1.00	$0.85
Diluted earnings per share	$1.00	$0.85

For the Nine Months Ended September 30	2022	2021
Net interest income	$51,164	$48,817
Net income	22,093	18,277

Net interest spread (fully taxable equivalent)	3.41%	3.43%
Net interest margin (fully taxable equivalent)	3.52%	3.54%
Return on average assets	1.44%	1.23%
Return on average equity	15.73%	12.19%
Return on average tangible equity	18.67%	14.31%
Basic earnings per share	$2.71	$2.23
Diluted earnings per share	$2.71	$2.23

As of September 30	2022	2021
Total assets	$2,018,870	$2,053,691
Total loans receivable	1,432,288	1,371,002
Allowance for loan losses	16,931	16,103
Total deposits	1,768,796	1,722,522
Stockholders’ equity	158,849	202,608
Trust assets under management	172,037	187,689

Book value per share	$19.92	$24.90
Tangible book value per share	$16.29	$21.27
Equity to total assets	7.87%	9.87%
Allowance to total loans receivable	1.18%	1.17%
Nonperforming loans to total loans	0.04%	0.14%
Nonperforming assets to total assets	0.05%	0.18%

NORWOOD FINANCIAL CORP.

Consolidated Balance Sheets (unaudited)

(dollars in thousands)

	September 30	June 30	March 31	December 31	September 30
	2022	2022	2022	2021	2021
ASSETS
Cash and due from banks	$23,092	$29,931	$22,394	$21,073	$28,353
Interest-bearing deposits with banks	17,785	79,735	143,632	185,608	191,580

Cash and cash equivalents	40,877	109,666	166,026	206,681	219,933

Securities available for sale	427,287	440,877	434,924	406,782	361,988
Loans receivable	1,432,288	1,404,317	1,371,645	1,354,931	1,371,002
Less: Allowance for loan losses	16,931	17,017	16,660	16,442	16,103

Net loans receivable	1,415,357	1,387,300	1,354,985	1,338,489	1,354,899
Regulatory stock, at cost	2,220	2,396	3,423	3,927	3,898
Bank owned life insurance	43,169	43,167	40,215	40,038	39,864
Bank premises and equipment, net	17,427	17,032	17,022	17,289	17,364
Foreclosed real estate owned	346	346	590	1,742	1,876
Goodwill and other intangibles	29,595	29,619	29,646	29,673	29,700
Other assets	42,592	35,981	30,867	23,883	24,169

TOTAL ASSETS	$2,018,870	$2,066,384	$2,077,698	$2,068,504	$2,053,691

LIABILITIES
Deposits:
Non-interest bearing demand	$453,560	$442,991	$438,979	$440,652	$442,534
Interest-bearing deposits	1,315,236	1,356,839	1,342,798	1,316,141	1,279,988

Total deposits	1,768,796	1,799,830	1,781,777	1,756,793	1,722,522
Borrowings	71,754	74,839	90,466	90,820	111,382
Other liabilities	19,471	17,884	18,649	15,629	17,179

TOTAL LIABILITIES	1,860,021	1,892,553	1,890,892	1,863,242	1,851,083

STOCKHOLDERS’ EQUITY	158,849	173,831	186,806	205,262	202,608

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$2,018,870	$2,066,384	$2,077,698	$2,068,504	$2,053,691

NORWOOD FINANCIAL CORP.

Consolidated Statements of Income (unaudited)

(dollars in thousands, except per share data)

	September 30	June 30	March 31	December 31	September 30
Three months ended	2022	2022	2022	2021	2021
INTEREST INCOME
Loans receivable, including fees	$17,114	$15,714	$15,375	$16,149	$16,859
Securities	2,473	2,197	1,894	1,612	1,468
Other	245	182	78	92	72

Total interest income	19,832	18,093	17,347	17,853	18,399

INTEREST EXPENSE
Deposits	1,557	1,083	1,059	1,130	1,167
Borrowings	105	116	187	227	243

Total interest expense	1,662	1,199	1,246	1,357	1,410

NET INTEREST INCOME	18,170	16,894	16,101	16,496	16,989
PROVISION FOR LOAN LOSSES	—	300	300	450	750

NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	18,170	16,594	15,801	16,046	16,239

OTHER INCOME
Service charges and fees	1,346	1,475	1,470	1,425	1,485
Income from fiduciary activities	219	214	202	198	209
Net realized gains on sales of securities	—	—	—	36	35
Gains on sales of loans, net	1	—	—	—	39
Gains on sales of foreclosed real estate owned	—	—	427	—	31
Earnings and proceeds on life insurance policies	267	449	176	174	200
Other	345	351	1,063	188	160

Total other income	2,178	2,489	3,338	2,021	2,159

OTHER EXPENSES
Salaries and employee benefits	5,553	5,840	5,431	4,992	5,491
Occupancy, furniture and equipment, net	1,191	1,206	1,307	1,254	1,163
Foreclosed real estate	4	10	53	88	16
FDIC insurance assessment	143	142	183	169	177
Other	3,248	3,274	3,183	3,539	2,776

Total other expenses	10,139	10,472	10,157	10,042	9,623

INCOME BEFORE TAX	10,209	8,611	8,982	8,025	8,775
INCOME TAX EXPENSE	2,100	1,756	1,854	1,387	1,794

NET INCOME	$8,109	$6,855	$7,128	$6,638	$6,981

Basic earnings per share	$1.00	$0.84	$0.87	$0.81	$0.85

Diluted earnings per share	$1.00	$0.84	$0.87	$0.81	$0.85

Book Value per share	$19.92	$21.65	$22.99	$25.24	$24.90
Tangible Book Value per share	16.29	18.02	19.37	21.63	21.27

Return on average assets (annualized)	1.57%	1.35%	1.39%	1.26%	1.36%
Return on average equity (annualized)	17.93%	15.19%	14.22%	12.84%	13.50%
Return on average tangible equity (annualized)	21.48%	18.16%	16.65%	15.02%	15.78%

Net interest spread (fte)	3.61%	3.40%	3.22%	3.29%	3.49%
Net interest margin (fte)	3.74%	3.49%	3.32%	3.39%	3.61%

Allowance for loan losses to total loans	1.18%	1.21%	1.21%	1.21%	1.17%
Net charge-offs to average loans (annualized)	0.02%	-0.02%	0.02%	0.03%	0.00%
Nonperforming loans to total loans	0.04%	0.04%	0.05%	0.05%	0.20%
Nonperforming assets to total assets	0.05%	0.05%	0.06%	0.12%	0.22%